SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2003

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 869-3000

Not applicable

(Former name or former address, if changed since last report)

Item 5.                    Other Events

                                On May 14, 2003, New Plan Excel Realty Trust, Inc. (the “Company”) entered into an underwriting agreement with Banc of America Securities LLC (the “Underwriter”) in connection with a proposed public offering of $100,000,000 of its 3.75% Convertible Senior Notes due 2023.  The notes mature on June 1, 2023, with interest payable semi-annually on December 1 and June 1 of each year outstanding, beginning December 1, 2003.  The Company may not redeem the notes prior to June 9, 2008.  The closing of the offering is expected to occur on May 19, 2003.  A copy of the underwriting agreement is filed as an exhibit to this report.

Item 7.                                           Exhibits

                                The following exhibits are filed as part of this report and are expressly incorporated herein by reference:

1.1	Underwriting Agreement, dated as of May 14, 2003, by and among the Company and the Underwriter (the “Underwriting Agreement”).

4.1

Indenture, dated as of February 3, 1999, by and among the Company, New Plan Realty Trust and State Street Bank and Trust Company, as Trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 3, 1999.

4.2	Form of Officers’ Certificate relating to the terms of the Company’s 3.75% Convertible Senior Notes due 2023.

4.3	Form of 3.75% Convertible Senior Note due 2023 (included as Exhibit A to Officers' Certificate filed as Exhibit 4.2).

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 8.1).

25.1	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 3, 1999.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: May 19, 2003	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit	Document

1.1	Underwriting Agreement, dated as of May 14, 2003, by and among the Company and the Underwriter (the “Underwriting Agreement”).

4.1

Indenture, dated as of February 3, 1999, by and among the Company, New Plan Realty Trust and State Street Bank and Trust Company, as Trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 3, 1999.

4.2	Form of Officers’ Certificate relating to the terms of the Company’s 3.75% Convertible Senior Notes due 2023.

4.3	Form of 3.75% Convertible Senior Note due 2023 (included as Exhibit A to Officers' Certificate filed as Exhibit 4.2).

5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities related to the Underwriting Agreement.

8.1	Opinion of Hogan & Hartson L.L.P. regarding certain tax matters.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Hogan & Hartson L.L.P. (included in its opinion filed as Exhibit 8.1).

25.1	Statement of Eligibility of the Trustee on Form T-1, filed as Exhibit 25.1 to the Company’s Current Report on Form 8-K filed on February 3, 1999.